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                                                                    EXHIBIT 10.1

                                  MASTER NOTE

                              (BROKER CALL LOANS)

July 9, 1997                                           San Francisco, California

     FOR VALUE RECEIVED, the undersigned ("Borrower") promises to pay, in lawful money of the United States of America and immediately available funds, to the order of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("Bank") at Bank's office located at 1850 Gateway Boulevard, Concord, California 94520, or such other place as the holder may from time to time designate, the aggregate unpaid principal amount of all advances made by Bank from time to time from and after the date hereof in its sole discretion to or for the benefit of Borrower under this Note (each, an "Advance"), on demand, or if no demand, on _______________, 19__, together with interest accrued thereon, payable in arrears on the first day of each calendar month beginning with the first such day to occur after the date hereof, and on maturity or demand, at such rate or rates as may be offered by Bank and accepted by Borrower with respect to each such Advance (which acceptance shall in any event be deemed to occur with respect to any Advance upon receipt by Borrower of the proceeds of such Advance). Any amount not paid when due (whether on demand, at maturity, by acceleration or otherwise) shall bear interest at the Reference Rate plus 2% per annum, which interest shall be payable on demand. ("Reference Rate" means the rate of interest publicly announced from time to time by Bank in San Francisco, California, as its Reference Rate. The Reference Rate is a rate set by Bank based upon various factors including Bank's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans. Bank may price loans at, above or below the Reference Rate. Any change in the Reference Rate shall take effect at the opening of business on the day specified in the public announcement of such change.) Unless otherwise agreed by Bank, no Advances will be made hereunder after _______________, 19___. All obligations of Borrower under this Note shall be secured by a security agreement (as amended, supplemented or otherwise modified from time to time, the "Security Agreement") executed by Borrower as debtor granting a security interest in securities.

     The loan account records maintained by Bank shall at any time be conclusive evidence as to the amount of any Advance, its interest rate and outstanding amount at such time, absent manifest error. All interest will be calculated on the basis of a 360-day year, actual days elapsed (except that interest based on the Reference Rate shall be calculated on the basis of a 365-day year). If any payment of principal of or interest on this Note shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing the amount of interest due and payable; provided that the interest accrued during such extension of time shall not be due and payable

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until the next applicable interest payment date occurring after such succeeding
Business Day (whether such next applicable interest payment date occurs as a result of a demand, at maturity, by acceleration or otherwise). "Business Day" shall mean any day other than (i) Saturday or Sunday or (ii) any other day on which commercial banks in San Francisco, California, are authorized or required by law to close.

     Borrower represents, warrants and covenants (and each request for an Advance under this Note shall be deemed a representation and warranty by Borrower as of the date of such Advance) that:

          (a) Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization;

          (b) Borrower has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and to execute, deliver and perform its obligations under this Note and the Security Agreement;

          (c) Borrower is properly licensed and in good standing in, and where required has qualified under and complied with the fictitious name statute of, each jurisdiction in which Borrower is doing business;

          (d) Borrower is properly registered as a broker or dealer with the Securities and Exchange Commission and all other regulatory authorities with which such registration may be required by applicable law;

          (e) The execution, delivery and performance by Borrower of this Note and the Security Agreement have been duly authorized and do not and will not conflict with the terms of any certificate or charter, bylaw, or other organization papers of Borrower;

          (f) This Note and the Security Agreement constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms;

          (g) The execution, delivery, and performance of this Note and Security Agreement are not in conflict with any law or any indenture, agreement or undertaking to which Borrower is a party or by which Borrower is bound or affected, and, other than in favor of Bank, will not result in the creation or imposition of (or the obligation to create or impose) any lien, charge or encumbrance on, or security interest in, any of its property pursuant to the provisions of any of the foregoing;

          (h) There are no actions, suits, proceedings, claims or disputes pending, or to the best knowledge of Borrower, threatened or contemplated, at law, in

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equity, in arbitration or before any governmental or regulatory authority, against Borrower which, if determined adversely to Borrower, would have a materially adverse effect on the financial condition, business, properties or operations of Borrower, and Borrower is not in default with respect to any order, writ, injunction, decree, or demand of any court or other governmental or regulatory authority; and

          (i) Borrower has complied with the requirements of the stock exchange(s) of which it is a member and all federal, state, and local laws, rules, regulations, orders and directions of any governmental authority having jurisdiction over it or its business, including but not limited to Regulation T of the Board of Governors of the Federal Reserve System.

     At Bank's sole discretion in each instance, Bank may accept telephone requests to make Advances. Borrower assumes all risks regarding the validity, authenticity, due authorization and correct interpretation of any such request purported to be made by or on behalf of Borrower and agrees that its obligations hereunder shall not be affected in any way by Bank's failure to receive or provide written confirmation of any such request or of the terms of any offer or acceptance relating to any Advance. Borrower hereby authorizes Bank to charge any deposit account of Borrower now or hereafter maintained with Bank for amounts due hereunder.

     If any of the pledged securities with respect to any Advance are margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System ("Regulation U")), either (a) Borrower will provide Bank a Form U-1 Purpose Statement and Bank and Borrower will comply with the restrictions imposed by Regulation U with respect to such Advance, or (b) if Borrower is eligible for one or more of the broker-dealer exemptions set forth in Regulation U, 12 C.F.R. section 221.5(c) with respect to such Advance, Borrower will provide Bank a written certification or statement as to the purpose of such Advance in accordance with 12 C.F.R. section 221.5(b).

     If Borrower shall become insolvent, or any voluntary or involuntary case, action or proceeding seeking liquidation, reorganization, appointment of a receiver, trustee or custodian, assignment for the benefit of creditors, or similar relief shall be commenced by or against, and with respect to, Borrower, then (a) the amount of all unpaid Advances, together with all accrued interest, shall automatically become immediately due and payable, without demand, notice of nonpayment, presentment, protest or notice of dishonor (all of which are expressly waived), and (b) Bank shall be under no obligation to fund any further Advances, including any as to which an offer and acceptance of terms has occurred. However, nothing in this Note shall be deemed a commitment by, or otherwise create any obligation of, Bank to make Advances to Borrower.

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     Borrower shall pay holder upon demand for all costs, expenses and attorneys' fees (including allocated costs of in-house counsel) incurred in connection with the enforcement or attempted enforcement of this Note, the Security Agreement and any other documents required hereunder or in connection herewith.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA. No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right. If any provision of this Note shall be held invalid or unenforceable in whole or in part, such invalidity or unenforceability shall not affect the remaining provisions hereof.

                                          RAGEN MACKENZIE, INCORPORATED
                                          -----------------------------

                                          By:  Robert J. Mortell
                                               -----------------

                                          Printed Name:  ROBERT J MORTELL
                                                         ----------------

                                          Title:  PRESIDENT
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Address for Notices to Bank:

Bank of America National Trust
 and Savings Association

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ATTN:
      ------------------------

Address for Notices to Borrower:

RAGEN MACKENZIE, INCORPORATED
ATTN:  JEANNE E STAUFFER
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999 THIRD AVENUE, SUITE 4300
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SEATTLE, WA  98104
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